UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):June 21, 2019

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE

Hickory, North Carolina 28602

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COMM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

CommScope Holding Company, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) on June 21, 2019.  The matters that were voted upon at the Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below, based upon 193,622,692 total shares of common stock eligible to vote at the meeting, and 1,000,000 total shares of Series A convertible preferred stock, which, as of the record date, was convertible into 36,363,636 shares of common stock eligible to vote at the meeting.

At the Meeting, the stockholders elected three Class III directors, each for a term expiring at the Company’s 2022 Annual Meeting of Stockholders or until an earlier resignation or retirement or until their successors are elected to qualify and serve, and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019.  The stockholders also approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement for the Meeting.  In addition, the stockholders approved the Company’s 2019 Long-Term Incentive Plan.

(1)	Election of Class III Directors:
	Name of Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
	Marvin S. Edwards, Jr.	199,874,660	1,546,312	8,517	8,880,569
	Cladius E. Watts IV	184,985,657	15,203,431	1,240,401	8,880,569
	Timothy T. Yates	199,917,991	1,502,858	8,640	8,880,569

		Votes For	Votes Against	Abstentions
(2)	Ratification of Independent Registered Public Accounting Firm for 2019:	209,694,865	599,172	16,021

		Votes For	Votes Against	Abstentions	Broker Non-Votes
(3)	Non-binding advisory approval of the compensation of the Company's named executive officers:	147,599,130	53,631,281	199,078	8,880,569

		Votes For	Votes Against	Abstentions	Broker Non-Votes
(4)	Approval of the Company's 2019 Long-Term Incentive Plan:	195,316,313	6,096,550	16,626	8,880,569

On June 21, 2019, the Company issued a press release announcing the results of the Meeting.  A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	EXHIBITS
99.1	Press Release of CommScope Holding Company, Inc. dated June 21, 2019.

EXHIBIT INDEX

Exhibit No.	Item
99.1	Press Release of CommScope Holding Company, Inc. dated June 21, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 21, 2019

COMMSCOPE HOLDING COMPANY, INC.

By:	/s/ Frank B. Wyatt, II
Frank B. Wyatt, II
Senior Vice President,
General Counsel and Secretary

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